SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 29, 2002
Date of Report (Date of earliest event reported)

AVENUE A, INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-29361 (Commission File No.)	91-1819567 (IRS Employer Identification No.)

506 Second Avenue, 9th Floor, Seattle, Washington 98104
(Address of principal executive offices, including zip code)

(206) 816-8800
(Registrant’s telephone number, including area code)

EXPLANATORY NOTE

The letter from Arthur Andersen LLP to the SEC attached hereto as Exhibit 16.1 supersedes and replaces the letter from Arthur Andersen LLP to the SEC attached as Exhibit 16.1 to Amendment No. 1 to this report on Form 8-K, which was filed with the SEC on June 6, 2002.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.	Description
16.1	Letter from Arthur Andersen LLP to the SEC, dated June 3, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 2 to the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 21, 2002

AVENUE A, INC.

By:	/S/ JEFFREY J. MILLER
Name:	Jeffrey J. Miller
Title:	Senior Vice President, Legal and Privacy Affairs and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Arthur Andersen LLP to the SEC, dated June 3, 2002